                                                                   EXHIBIT 10.26

                             Dated 1st March, 2000
                             ---------------------


                 (1)     CHINA BEARING HOLDINGS LIMITED
                                      and
                 (2)     ASEAN CAPITAL LIMITED
                                      and
                 (3)     CHINA INTERNATIONAL BEARING
                         HOLDINGS LIMITED
                                      and
                 (4)     SUNBASE ASIA, INC.
                                      and
                 (5)     SMITH ACQUISITION COMPANY, INC.
                                      and
                 (6)     SUNBASE INTERNATIONAL (HOLDINGS) LIMITED
                                      and
                 (7)     EXTENSIVE RESOURCES LIMITED
                                      and
                 (8)     GLORY MANSION LIMITED
                                      and
                 (9)     WARDLEY CHINA INVESTMENT TRUST
                                      and
                 (10)    MC PRIVATE EQUITY PARTNERS ASIA LIMITED
                                      and
                 (11)    CHINE INVESTISSEMENT 2000


                 ________________________________________________

                            SUPPLEMENTAL AGREEMENT

                            in respect of certain
                           arrangements relating to

                        CHINA BEARING HOLDINGS LIMITED

                 ________________________________________________


                                Chao and Chung

                               Table of Contents
                               -----------------


             Description                     Page No.
             -----------                     --------
1.           INTERPRETATION                         2

2.           CONDITION                              3

3.           AGREEMENT                              4

4.           COMPLETION                             4

5.           EFFECT OF THIS AGREEMENT               6

6.           COSTS AND EXPENSES                     6

7.           GOVERNING LAW AND JURISDICTION         6

8.           GENERAL PROVISIONS                     6

9.           COUNTERPARTS                           7

SCHEDULE 1                                          8

Form of the New Share Mortgage                      8

SCHEDULE 2                                         19

Form of the Release                                19

SIGNATURE PAGES                                    24

ANNEXURE 1

FORM OF THE ESCROW LETTER

ANNEXURE 2

FORM OF THE CONSENT

THIS AGREEMENT is made on the 1/st/ day of March, 2000.

(1) CHINA BEARING HOLDINGS LIMITED, the registered office of which is at Cedar House, 41 Cedar Avenue Hamilton HM12, Bermuda (the "Company");

(2) ASEAN CAPITAL LIMITED, the registered office of which is at Omar Hodge Building, Wickhams Cay I, P.O. Box 362, Road Town, Tortola, British Virgin Islands ("ACL");

(3) CHINA INTERNATIONAL BEARING HOLDINGS LIMITED, the registered office of which is at 19th Floor, 51-57 Gloucester Road, Wanchai, Hong Kong ("CIBHL");

(4) SUNBASE ASIA, INC., the registered office of which is at 1280 Terminal Way, Suite 3, Reno Nevada 89502, United States of America ("SAI");

(5) SMITH ACQUISITION COMPANY, INC., a California corporation doing business as Southwest Products Company, the registered office of which is at 2240 Buena Vista, Irwindale, CA 91706, United States of America ("SPC");

(6) SUNBASE INTERNATIONAL (HOLDINGS) LIMITED the registered office of which is at 19th Floor, 51-57 Gloucester Road, Wanchai, Hong Kong ("SIHL");

(7) EXTENSIVE RESOURCES LIMITED, the registered office of which is at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands ("ERL");

(the parties at (1), (2), (3), (4), (5), (6) and (7) hereinafter collectively referred to as "Sunbase Parties");

(8) GLORY MANSION LIMITED, the registered office of which is at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands ("GML");

(9) WARDLEY CHINA INVESTMENT TRUST, the registered office of which is at c/o Suite 1610, P.O. Box 1016, 885 West Georgia Street, Vancouver B.C., V6C 3E8, Canada ("WCIT");

(10) MC PRIVATE EQUITY PARTNERS ASIA LIMITED the registered office of which is at P.O. Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Islands, British West Indies ("MC Partners"); and

(11) CHINE INVESTISSEMENT 2000, a Luxembourg-registered Unit Trust, the registered office of which is at L1118 Luxembourg, 14 Rue Aldringen ("CI 2000");

(the parties at (8), (9), (10) and (11) hereinafter collectively referred to as the "Investors" and each an "Investor")

WHEREAS:-

(A) The parties hereto (except SIHL and ERL) entered into the Subscription Agreement (as defined below) under which the Investors subscribed for Debentures of an aggregate principal value of $11,500,000.

(B) The Sunbase Parties (except SIHL and ERL) breached certain of their obligations under the Subscription Agreement and the Investors agreed not to exercise their rights under the Subscription Agreement in relation thereto subject to and upon the terms and conditions set out in the Settlement Agreement (as defined below).

(C) Certain obligations of the Sunbase Parties under the Settlement Agreement have not been complied with.

(D) SAI and SPC have entered into an agreement with William McKay as purchaser and with Samuel T. Mok as voting trustee for all of the issued and outstanding shares of capital stock of SPC whereby SAI will sell its entire interests in its subsidiary, SPC.

(E) The parties hereto agree to supplement the repayment arrangements contemplated in the Settlement Agreement on the terms and conditions set out herein.

NOW IT IS HEREBY AGREED as follows:-

1.  INTERPRETATION
    --------------

(A)  In this Agreement:-

     "Completion"         means performance by the parties hereto of their
                          respective obligations set out in Clause 4;

     "Completion Amount"  means the sum of $2,600,000 payable by the Company to the Investors at Completion;

     "Consent"            means a letter of consent in the form annexed hereto
                          as Annexure 2 in connection with the Sale;

     "Escrow Agent"       means Jenkens & Gilchrist of 1919 Pennsylvania Avenue,
                          NW Suite 600, Washington D.C. 20006-3404;

     "Escrow Letter"               means an escrow letter in the form annexed
                                   hereto as Annexure 1 given or to be given by the Investors to the Escrow Agent in connection with, inter alia, the Completion
                                   Amount;

     "Existing Share Mortgage"     means the Deed of Mortgage dated 16/th/
                                   October, 1998 relating to 1,000,000 issued shares in the capital of Tianjin Development
                                   Holdings Limited executed by ERL in favour of Brilliant Future Holdings Limited pursuant to the Settlement Agreement;

     "New Share Mortgage"          means the form of share mortgage set out in
                                   Schedule 1;

     "Release"                     means the release of the Guarantee in the
                                   form as set out in Schedule 2;

     "Sale" the sale by SAI of its entire interests in SPC in accordance with the agreement referred to in Recital (D);

     "Settlement Agreement"        means an agreement dated 16/th/ October, 1998
                                   made between the parties hereto in respect of the Debentures issued by the Company;

     "Subscription Agreement"      means an agreement dated 2nd August, 1996
                                   relating to the subscription by the Investors for the Debentures issued by the Company; and

     "$" means United States dollars, the lawful currency of the United States of America.

(B) In this Agreement, unless otherwise defined, words and expressions defined in the Settlement Agreement (including the schedules thereto) or in the Subscription Agreement as adopted for use in the Settlement Agreement, when used in this Agreement, bear the same respective meanings in this Agreement.

2.   CONDITION
     ---------

     The obligations of the respective parties hereto under this Agreement are conditional on (i) the Consent being duly executed by the parties thereto upon signing of this Agreement; (ii) the Release being duly executed by the parties thereto upon signing of this Agreement and the same having been delivered to the Escrow Agent by GML (as hereby expressly authorised by all parties hereto) pursuant to the Escrow Letter; and (iii) the Sale being completed on or before 10/th/ April, 2000 (or such later date as may be agreed by the Investors in writing), to the intent that none of the parties shall be bound by any provisions herein unless the Sale is completed on or before the said date.

3.   AGREEMENT
     ---------

3.1 The parties hereto agree to supplement the terms and conditions of the Settlement Agreement as follows:-

     (A) the Company shall pay to the Investors on Completion the Completion Amount in settlement of such part of the principal amount and interest as equivalent to the Completion Amount comprised in those outstanding repayment instalments specified in the Repayment Schedule which are overdue for repayment as at the date of Completion (the "Overdue Amount");

     (B) the remaining balance of the outstanding overdue repayment instalments shall remain immediately repayable and all subsequent repayment instalments set out in the Repayment Schedule respectively falling due for payment by the Company thereafter shall remain due and payable on the respective dates specified therefor in the Repayment Schedule;

     (C) ERL shall execute the New Share Charge in favour of Brilliant Future Holdings Limited (as trustee for an on behalf of the Investors) in replacement of the Existing Share Mortgage on Completion; and

     (D) upon receipt of the New Share Charge duly executed, the Investors will execute the Release, and will send by courier the Release to the Escrow Agent in accordance with the terms of the Escrow Letter.


4.   COMPLETION
     ----------

(A) Completion shall take place at the offices of Chao and Chung at Suites 2601-5, Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Hong Kong on the second Business Day (or such other day as the Company, SAI and the Investors may agree) following the last to occur (i) completion of the Sale; (ii) receipt by the Investors from the Escrow Agent of the Completion Amount pursuant to the Escrow Letter; and (iii) release of the Release by the Escrow Agent pursuant to the Escrow Letter.

(B)  At Completion, the following transactions shall take place:-

     (1)  the Company shall:-

          (i) deliver to the Investors a certified copy of the board resolution of the Company approving and authorising execution and completion of this Agreement and resolving to effect and do all that is necessary to give effect to this Agreement;


          (ii) deliver to the Investors a certified copy of the board resolution of SAI approving and authorising execution and completion of this Agreement and resolving to effect and do all that is necessary to give effect to this Agreement and the Guarantee;

          (iii) deliver to the Investors a certified copy of the board resolution of CIBHL approving and authorising the execution and completion of this Agreement and resolving to effect and do all that is necessary to give effect to this Agreement and the Guarantee;

          (iv) deliver to the Investors a certified copy of the board resolution of ACL approving and authorising the execution and completion of this Agreement and resolving to effect and do all that is necessary to give effect to this Agreement and the ACL Undertaking;

          (v) deliver to the Investors a certified copy of the board resolution of SIHL approving and authorising the execution and completion of this Agreement and resolving to effect and do all that is necessary to give effect to this Agreement; and

          (vi) deliver evidence satisfactory to the Investors that the Company has effected payment by cashier order to Chao and Chung in respect of all the costs and expenses referred to in Clause 6 hereof, the amount of which shall be notified to the Company by the Investors prior to Completion;

     (2) ERL shall execute and deliver to Brilliant Future Holdings Limited the New Share Mortgage and the board resolution of ERL approving and authorising the execution and completion of this Agreement and the New Share Charge and resolving to effect and do all that is necessary to give effect to this Agreement and the New Share Charge; and

(C) All the events which are to take place at Completion shall take place simultaneously and no party shall be obliged to complete this Agreement unless the other parties simultaneously comply with their respective obligations contained in sub-clause (B) of this clause.

(D) For the avoidance of doubt, the continuing obligations of the Sunbase Parties under the Settlement Agreement shall not cease as a result of Completion other than for SPC, whose continuing obligations under the Settlement Agreement are released by the operation and effect of the Release after Completion.

5.   EFFECT OF THIS AGREEMENT
     ------------------------

     Provided that Completion takes place as provided in Clause 4 the Settlement Agreement shall thenceforth be read and construed and will continue to take effect subject only to the express modification provided herein and for this purpose each of the Sunbase Parties hereby agrees, acknowledges and declares that it shall continue to be bound of each and all of the undertakings, covenants, obligations and agreements on its part undertaken in (as the case may be) the Settlement Agreement, the Guarantee, the ACL undertaking and the Existing Share Mortgage as the same is (and to the extent) expressly modified by this Agreement. But if Completion shall fail to take place as herein provided, all of the rights, obligations and liabilities of the respective parties under and pursuant to the Settlement Agreement, the Guarantee, the Undertaking and the Existing Share Mortgage shall be preserved.


6.   COSTS AND EXPENSES
     ------------------

     The legal costs incurred in connection with the preparation and negotiation of this Agreement and ancillary documentation shall be borne by the Company.


7.   GOVERNING LAW AND JURISDICTION
     ------------------------------

7.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and each party hereby submits to the non-exclusive jurisdiction of the courts of Hong Kong as regards any claim or matter arising under this Agreement.

7.2 Each of the parties hereto irrevocably agrees for the benefit of each of the Investors that the courts of Hong Kong shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

7.3 Each of the parties hereto irrevocably waives any objection it might now or hereinafter have to the courts referred to in Clause 7.1 above nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any of such courts is not a convenient or appropriate forum.


8.   GENERAL PROVISIONS
     ------------------

8.1 As regards any date or period time shall be of the essence of this Agreement.

8.2 This Agreement shall be binding on and enure for the benefit of the successors of each of the parties and shall not be assignable.

8.3 The exercise of or failure to exercise any right to remedy in respect of any breach of this Agreement shall not, save as provided herein, constitute a waiver by such party of any other right or remedy it may have in respect of that breach.

8.4 Any right or remedy conferred by this Agreement on any party for breach of this Agreement shall be in addition and without prejudice to all other rights and remedies available to it in respect of that breach.

8.5 The Settlement Agreement as expressly modified by this Agreement constitutes the entire agreement between the parties with respect to its subject matter and shall (including the Repayment Schedule as modified as a result of the application of the Completion Amount as provided in Clause 3.1(A) above) remain binding on and enforceable against the parties thereto, and no variation of the Settlement Agreement as so modified shall be effective unless made in writing and signed by all of the parties.

8.6 Save and except the Subscription Agreement, the Settlement Agreement, the ACL Undertaking and the Guarantee or any other signed agreements in connection with the aforesaid, this Agreement supersedes all and any previous agreements, arrangement or understanding between the parties relating to the matters referred to in this Agreement and all such previous agreements, understanding or arrangements (if any) shall cease and determine with effect from this date hereof.

8.7 If at any time any provision of this Agreement is or becomes illegal, void or unenforceable in any respect, the remaining provisions hereof shall in no way be affected or impaired thereby.


9.   COUNTERPARTS
     ------------

     This Agreement may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which when so executed shall be deemed an original but all of which shall constitute one and the same instrument and is binding on all parties.

AS WITNESS whereof this Agreement has been duly executed on the date first above written.

                                  SCHEDULE 1
                                  ----------

                        Form of the New Share Mortgage
                        ------------------------------

                                                                EXHIBIT 10.26(a)

                          Dated   1st March,     2000
                          ---------------------------



                          Extensive Resources Limited



                                      AND



                       Brilliant Future Holdings Limited





                      ___________________________________

                               Deed of Mortgage
                                  relating to
                Shares in Tianjin Development Holdings Limited



                      ___________________________________


                                Chao and Chung
                                   Hong Kong

     THIS DEED  is made on the  1st    day of    March        2000


     BETWEEN

     (1) Extensive Resources Limited, a company incorporated in British Virgin Islands and having its registered address at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands (hereinafter referred to as the Chargor); and

     (2) Brilliant Future Holdings Limited, a company incorporated in British Virgin Islands and having its registered address at the offices of Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (hereinafter referred to as the "Chargee").


     WHEREAS:-

     (A) The Chargor is the beneficial owner of the Mortgaged Shares (as defined hereinafter).

     (B) The Chargor agreed pursuant to the Settlement Agreement to charge in favour of the Chargee the Mortgaged Shares and executed the Existing Share Mortgage.

     (C) The Chargor has agreed pursuant to the Supplemental Agreement to execute this Deed in replacement of the Existing Share Mortgage.


     IT IS HEREBY AGREED as follows:-

     1.   Interpretation
          --------------

     1.1 Except as otherwise expressly provided, terms defined in the Supplemental Agreement shall have the same respective meanings when used in this Deed.

     1.2 In this Deed the following expressions shall have the following meanings respectively:-

          "Disposal" means, any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, tenancy, licence, direct or indirect reservation, waiver, compromise, release, dealing with or in or granting of any option, right of first refusal or other right or interest whatsoever or any agreement for any of the same and Dispose shall be construed accordingly;

          "Encumbrance" means any mortgage, charge, pledge, lien (other than a lien arising by statute or operation of law) or other encumbrance, priority or security interest, deferred purchase, title retention, leasing, sale-and repurchase or sale-and leaseback arrangement whatsoever or in any assets, rights or interest of whatsoever nature and includes any agreement for any of the same;

          "Mortgaged Shares" means the 1,000,000 shares in the capital of Tianjin Development held by the Chargor to be mortgaged hereunder and for the time being subject to the charge created hereunder;

          "Settlement Agreement" means a settlement agreement dated 16th October, 1999 as modified by a supplemental agreement dated 1st March, 2000 relating to certain repayment arrangements of the Company; and

          "Tianjin Development" means Tianjin Development Holdings Limited, a company incorporated in Hong Kong and listed on The Stock Exchange of Hong Kong Limited.

     1.3  In this Deed, unless the context otherwise requires:-

          (a)  words and expressions defined in the Companies Ordinance (Cap.
               32) of the Laws of Hong Kong shall bear the same meanings when used herein;

          (b) references to any statutes or statutory provision shall include any statute or statutory provision which amends, replaces or re-enacts, or has amended, replaced or re-enacted, it, and vice versa, and shall include any statuary instrument, order, regulation or other subordinate legislation made thereunder.

          (c) references to Clauses, paragraphs, Recitals and Schedules are to clauses and paragraphs of, and recitals and schedules to, this Agreement and references to sub-clauses are to sub-clauses of the clause in which the reference appears;

          (d) references to a "company' shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

          (e) references to a "person" shall be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality); and

          (f) words importing the singular include the plural and vice versa, words importing one gender include every gender.

2.   Share Mortgage
     --------------

2.1 The Chargor, as beneficial owner, mortgages and agrees to mortgage to the Chargee (as trustee for and on behalf of the Investors) by way of first mortgage all of the Mortgaged Shares as a continuing security for the discharge of such obligations of the Company under the Settlement Agreement as shall fall to be performed.

2.2 In furtherance of the security constituted by this Deed the Chargor shall deliver to the Chargee the share certificates representing the Mortgaged Shares (and the Chargee hereby acknowledge receipt thereof) together with duly executed but undated sold notes, instruments of transfer in respect of the Mortgaged Shares in favour of the Chargee and/or its nominees.

3.   Covenants
     ---------

3.1  The Chargor covenants with the Chargee:-

     (a) to reimburse to the Chargee all costs, charges and expenses which may be incurred by it under or arising out of this Deed or in connection with the Mortgaged Shares (but excluding any costs, charges and expenses incurred by the Chargee in connection with the preparation and negotiation of this Deed);

     (b) at all times to comply in all respects with any law or directive and any conditions in relation to this Deed and the Settlement Agreement; and

     (c) on demand made at any time after the security constituted by this Deed becomes enforceable, procure that the Mortgaged Shares are transferred into and registered in the share register of Tianjin Development in the name of the Chargee and/or its nominees.

3.2 The Chargor covenant with the Chargee that it will not create or permit to subsist any Encumbrance over or Dispose of the Mortgaged Shares (or the equity of redemption in relation to the same) except with the prior consent of the Chargee.

4.   Share Rights
     ------------

4.1 Until the security constituted by this Deed becomes enforceable, the Chargor shall be entitled to exercise any voting rights in respect of the Mortgaged Shares provided that the Chargor will not exercise, or permit the exercise of, voting rights in respect of any of the Mortgaged Shares in such manner as will, in the opinion of the Chargee, contravene any of the provisions of, or jeopardise any of the security created by this Deed and the Settlement Agreement.

4.2 Upon the security constituted by this Deed becoming enforceable the Chargee or its nominees, may (to the entire exclusion of the Chargor) at any time, at the Chargee's discretion, exercise any voting rights in respect of the Mortgaged Shares and all the powers given to trustees by Section 11(4) and
     (5) of the Trustee Ordinance (Cap.29) in respect of securities subject to a trust and all powers or rights which may be exercised by the person or persons in whose name or names the Mortgaged Shares are registered under the terms hereof or otherwise.

4.3 The Chargor (or as appropriate his nominee) shall be entitled to retain for its own benefit any dividends, distributions or other monies paid (and which the Chargee has agreed should be paid) on or in respect of the Mortgaged Shares prior to the security constituted by this Deed becoming enforceable. All dividends, distributions or other monies paid or payable on or in respect of the Mortgaged Shares at any other time or without the prior approval of the Chargee, if received by the Chargor or its nominee, shall be paid over to (and pending such payment shall be held on trust for) the Chargee.

5.   Enforcement
     -----------

5.1 The Chargee shall be entitled to declare all or any part of the security constituted by this Deed enforceable at any time immediately upon the breach of any of the obligations of the Company under the Settlement Agreement as the same is certified in writing by the Chargee.

5.2 Upon or at any time after the security constituted by this Deed has become enforceable, the Chargee shall have the right, at any time, without notice or any other action with respect to the Chargor, to take such steps as are necessary to effect a transfer of the Mortgaged Shares to itself (and/or its nominees) and/or sell the Mortgaged Shares or any of them in such manner, at such price or prices, without being responsible for any loss, as the Chargee may at its absolute discretion deem expedient, and the Chargee shall not be responsible for any loss from or through brokers or others employed in the sale of the Mortgaged Shares or for any loss or depreciation in value of any of the Mortgaged Shares arising from or through any cause whatsoever. The Chargee shall be entitled to reimburse itself out of the proceeds of sale all costs, charges and expenses incurred by it in such sale and is authorised to apply any net proceeds of the Mortgaged Shares towards payment of the outstanding principal and interest due from the Company to the Investors under the Settlement Agreement in proportion to the principal amounts of the Debentures held by each of the Investors respectively.

5.3 The Chargor agrees that upon any Disposal of the Mortgaged Shares or any other rights under this Deed, the Chargee may make or purport to make a statement in writing signed by the Chargee that this Deed is enforceable and that the power of sale has become exercisable which statement shall be conclusive evidence of the fact in favour of any purchaser or other person acquiring any of the Mortgaged Shares or other rights and every purchaser will take the same free of any rights of the Chargor. The Chargor shall indemnify the Chargee against any claims or demands which may be made against the Chargee by such purchaser and any liability, loss, cost or expense which the Chargee may suffer or incur by reason of any defect in the Chargor's title to the Mortgaged Shares.

5.4 The Chargor agrees to waive any right to require that, prior to the enforcement of the security constituted by this Deed, proceedings be taken against the Chargor so that action be taken to realize the security held pursuant to this Deed.

6.   Power of Attorney
     -----------------

6.1 The Chargor, by way of security, irrevocably appoints the Chargee and each of its directors, officers and managers for the time being, with full power of substitution and delegation, to be his attorney acting singly or together and in his name, on his behalf to do all such assurances, acts or things as he ought to do under the covenants and provisions contained in this Deed and generally in his name and on his behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Deed on the Chargee and generally to execute, seal and deliver and otherwise perfect any deed, assignment, transfer, assurance, agreement, instrument, or act which may in the opinion of the Chargee (or any substitute attorney) be required or considered proper, necessary or desirable for any of the purposes of this Deed.

6.2 The Chargor ratifies and confirms and agrees to ratify and confirm whatever any attorney mentioned in this clause does in the exercise or purported exercise of all or any of the powers, authorities and discretions under this clause.

7.   Termination
     -----------

     This Deed shall terminate automatically upon performance of all the obligations of the Company under the Settlement Agreement whereupon the Chargee shall:-

     (a) redeliver to the Chargor the share certificates and instruments of transfer in respect of the Mortgaged Shares or the remainder of them (if any);

     (b) generally take such other action as may be reasonably required at the cost of the Chargor to release the Chargor from and to discharge this Deed.

8.   Indulgence
     ----------

     This Deed and the rights of the Chargee under it shall not be discharged or in any way affected by:-

     (a) any time, indulgence, waiver or consent at any time given to, or any compromise or composition entered into or made with, the Chargor or any other person or any other release (conditional or otherwise) of the Chargor or any other person;

     (b) any amendment, variation, supplement or notation, to or of the Settlement Agreement or any of them (whether or not the change effected by such amendment, variation, supplement or notation is material);

     (c) any assignment by the Chargee of their rights and obligations under the Settlement Agreement;

     (d) any defect, irregularity or deficiency in any provision of any of the Settlement Agreement, or the obligations of any party thereunder being or becoming terminated, invalid, illegal or unenforceable at any time and/or for any reason (whether or not known to the Subscriber);

     (e) any party thereto not being bound by the terms of the Settlement Agreement, whether as a result of any failure to execute, or any deficiency in the execution of, the same or as a result of any defect in or insufficiency or want of the necessary powers or any irregular or improper exercise thereof, whether or not known to the Chargee or for any other reason whatsoever; or

     (f) the insolvency, bankruptcy, dissolution, winding-up, liquidation, amalgamation, reconstruction, reorganization, charge in constitution, death or incapacity of the Chargor.

9.   General
     -------

9.1 The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law or under the Settlement Agreement.

9.2 Any provision of this Deed may be amended only if the Chargor and the Chargee agree in writing.

9.3 (A) Any notice or other communication given or made under this Agreement shall be in writing.

     (B) Any such notice or other communication shall be addressed as provided in sub-clause (C) and, if so addressed, shall be deemed to have been duly given or made as follows:-

          (i) if sent by personally delivery, upon delivery at the address of the relevant party;

          (ii) if sent by post, two clear Business Days (if within Hong Kong) or 7 Business Days (if overseas) after the date of posting; and

          (iii) if sent by facsimile, when despatched;

          PROVIDED THAT if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside working hours, such notice or other communication shall be deemed to be given or made at the start of working hours on the next Business Day. "Working hours" means 9:00a.m. to 5:30p.m. on the Business Day.

(C) The relevant addressee, address and facsimile number of each party for the purposes of this Agreement are:-

     (i)  in the case of the Chargor:-

          Address:   c/o China International Bearing Holdings Limited
                         19th Floor, First Pacific Bank Centre
                         51-57 Gloucester Road, Hong Kong

          Facsimile: (852) 2865 4293
          Attention: Mr. Roger Li / Mr. Chen Hong Fei

     (ii) in the case of the Chargee:-

          Address:   c/o HPEM, Level 17, 1 Queen's Road,
                         Central, Hong Kong

          Facsimile: (852) 2845 9992
          Attention: Mr. George Raffini/Ms. Glory Gunawan

     or in each case at or to such other address, facsimile number of individual as the receiving party may have notified the sending party provided that such notification shall only be effective on the date specified in the notification as the date on which the change is to take place or if no date is specified or the date specified is fewer than five clear Business Days after the date on which notice if given, the date falling five clear Business Days after notice of any change has been given.

9.4 The illegality, invalidity or unenforceablility of any provision of this Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

9.5 This Deed shall enure to the benefit of the parties hereto and their respective permitted successors, assignees and transferees.

9.6 The Chargor and the Chargee may not assign or transfer any or all of their rights or obligations under this Deed.

10.  Law
     ---

     This Deed shall be governed by and construed in accordance with the laws of Hong Kong.


AS WITNESS whereof this Deed has been duly executed on the date first above written.

SEALED WITH THE COMMON SEAL     )
OF EXTENSIVE RESOURCES LIMITED  )
in the presence of:-            )




SIGNED BY Tien-yo Chao             )
AS DULY AUTHORISED ATTORNEY        )
FOR AND ON BEHALF OF               )
BRILLIANT FUTURE HOLDINGS LIMITED  )
in the presence of:-               )

                                  SCHEDULE 2
                                  ----------

                              Form of the Release
                              -------------------

                                                                Exhibit 10.26(b)

                  Dated           1st March               2000
                  --------------------------------------------



               (1)       Glory Mansion Limited

                                   and

               (2)       Wardley China Investment Trust

                                   and

               (3)       MC Private Equity Partners Asia Limited

                                   and

               (4)       Chine Investissement 2000

                                   and

               (5)       Sunbase Asia, Inc.

                                   and

               (6)       China International Bearing Holdings Limited

                                   and

               (7)       Smith Acquisition Company, Inc



               _____________________________________

                              RELEASE

               _____________________________________

THIS RELEASE is made this 1st day of March 2000

BY:

(1) Glory Mansion Limited, the registered office of which is at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands ("GML");

(2) Wardley China Investment Trust, the registered office of which is at c/o Suite 1610, P.O. Box 1016, 885 West Georgia Street, Vancouver B.C., V6C 3E8, Canada ("WCIT");

(3) MC Private Equity Partners Asia Limited, the registered office of which is at P.O. Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Islands, British West Indies ("MC Partners");

(4) Chine Investissement 2000, a Luxembourg-registered Unit Trust, the registered office of which is at L1118 Luxembourg, 14 Rue Aldringen ("CI 2000");

     (The parties referred to at (1), (2), (3) and (4) hereinafter collectively referred to as "Investors" and each an "Investor")

(5) Sunbase Asia, Inc., the registered office of which is at 1280 Terminal Way, Suite 3, Reno Nevada 89502, United States of America ("SAI");

(6) China International Bearing Holdings Limited, the registered office of which is at 19th Floor, 51-57 Gloucester Road, Wanchai, Hong Kong ("CIBHL");

     (The parties referred to at (5) and (6) hereinafter collectively referred to as "Continuing Guarantors" and each a "Continuing Guarantor").

(7) Smith Acquisition Company, Inc., a California corporation doing business as Southwest Products Company, the registered office of which is at 2240 Buena Vista, Irwindale, CA 91706, United States of America ("SPC");


WHEREAS:-

(A) SPC and the Continuing Guarantors signed a guarantee in favour of the Investors dated 16/th/ October, 1998 (the "Guarantee") securing payment of certain amounts (the "Debt") and performance of certain obligations.

(B) In consideration of the Debt being partially discharged pursuant to a Supplemental Agreement dated 1/st/ March, 2000 executed between, inter alia, SPC, the Continuing Guarantors, the Investors and certain other parties, the Investors have agreed to discharge and release the obligations of SPC under the Guarantee on the terms and conditions contained herein.

NOW THIS RELEASE WITNESSETH that:

1. In consideration of the Debt being partially discharged pursuant to the Supplemental Agreement as referred to in Recital (B) above, the Investors hereby discharge and release SPC from all liabilities and obligations due and owing as at the date hereof by SPC to the Investors under the Guarantee or any other documents in connection with the Debt including without limit the Settlement Agreement dated 16/th/ October, 1998 and the Supplemental Agreement (the "Debt Documents").

2. Each of the Continuing Guarantors hereby acknowledges that its continuing obligations under the Guarantee shall remain notwithstanding the execution of this Release and that it shall have no rights against SPC under the Guarantee upon signing of this Release.

3. This Release is governed by the laws of the Hong Kong Special Administrative Region of the People's Republic of China.


IN WITNESS WHEREOF this Release has been executed this 1st day of March 2000



SIGNED by Tien-yo Chao                       )
duly authorised attorney for and on behalf   )
of GLORY MANSION LIMITED                     )
in the presence of:-                         )



SIGNED by Tien-yo Chao                       )
duly authorised attorney for and on behalf   )
of WARDLEY CHINA                             )
INVESTMENT TRUST                             )
in the presence of:-                         )

SIGNED by Mr. Yasushi Okahisa                )
duly authorised for and on behalf            )
of MC PRIVATE EQUITY PARTNERS                )
ASIA LIMITED                                 )
in the presence of:-                         )



SIGNED by Tien-yo Chao                       )
duly authorised attorney                     )
for and on behalf                            )
of CHINE INVESTISSEMENT 2000                 )
in the presence of:-                         )



The Common Seal of                           )
SUNBASE ASIA, INC.                           )
was hereunto affixed                         )
in the presence of:-                         )



The Common Seal of                           )
CHINA INTERNATIONAL                          )
BEARING HOLDINGS LIMITED                     )
was hereunto affixed                         )
in the presence of:-                         )



SIGNED by                                    )
duly authorised for and on behalf            )
of SMITH ACQUISITION                         )
COMPANY, INC.                                )
in the presence of:-                         )

                                SIGNATURE PAGES
                                ---------------



SIGNED by  /s/ Roger Li                 )
duly authorised for and on behalf       )
of CHINA BEARING                        )    /s/ Roger Li
HOLDINGS LIMITED                        )
in the presence of:- /s/ Hongfei Chen   )



SIGNED by  /s/ Roger Li                 )
duly authorised for and on behalf       )    /s/ Roger Li
of ASEAN CAPITAL LIMITED                )
in the presence of:- /s/ Hongfei Chen   )



SIGNED by  /s/ Roger Li                 )
duly authorised for and on behalf       )
of  CHINA INTERNATIONAL                 )    /s/ Roger Li
BEARING HOLDINGS LIMITED                )
in the presence of:- /s/ Hongfei Chen   )



SIGNED by  /s/ Roger Li                 )
duly authorised for and on behalf       )    /s/ Roger Li
of SUNBASE ASIA, INC.                   )
in the presence of:- /s/ Hongfei Chen   )



SIGNED by                               )
duly authorised for and on behalf       )
SMITH ACQUISITION COMPANY, INC.         )    /s/ Samuel Mok Trustee
in the presence of:-                    )

SIGNED by Tien-yo Chao                       )
duly authorised attorney for and on behalf   )    /s/ Tien-yo Chao
of GLORY MANSION LIMITED                     )
in the presence of:- /s/ Desmond Chow        )
                       Desmond Chow
                        Solicitor
                      Hong Kong SAR

SIGNED by Tien-yo Chao                       )
duly authorised attorney for and on behalf   )
of WARDLEY CHINA                             )    /s/ Tien-yo Chao
INVESTMENT TRUST                             )
in the presence of:- /s/ Desmond Chow        )
                       Desmond Chow
                        Solicitor
                      Hong Kong SAR

SIGNED by Mr. Yasushi Okahisa                )
duly authorised for and on behalf            )
of MC PRIVATE EQUITY PARTNERS                )    /s/ Mr. Yasushi Okahisa
ASIA LIMITED                                 )
in the presence of:- /s/ Desmond Chow        )
                       Desmond Chow
                        Solicitor
                      Hong Kong SAR

SIGNED by Tien-yo Chao                       )
duly authorised attorney                     )
for and on behalf                            )    /s/ Tien-yo Chao
of CHINE INVESTISSEMENT 2000                 )
in the presence of:- /s/ Desmond Chow        )
                       Desmond Chow
                        Solicitor
                      Hong Kong SAR

SIGNED by /s/ Roger Li                       )
duly authorised for and on behalf            )
of EXTENSIVE RESOURCES                       )    /s/ Roger Li
LIMITED                                      )
in the presence of:- /s/ Hengfei Chen        )

SIGNED by /s/ Roger Li                  )
duly authorised for and on behalf       )
of  SUNBASE INTERNATIONAL               )    /s/ Roger Li
(HOLDINGS) LIMITED                      )
in the presence of:- /s/ Hongtei Chen   }

                                  ANNEXURE 1
                                  ----------

                           FORM OF THE ESCROW LETTER
                           -------------------------

BY COURIER AND BY FAX (002-1-202-3261555)
-----------------------------------------

                                                               1/st/ March, 2000

Jenkens & Gilchrist
1919 Pennsylvania Avenue, NW
Suite 600
Washington D.C. 200060

Attn: Mr. Andrew C. Lynch / Mr. Christopher E. Ondeck
-----------------------------------------------------


Dear Sirs,

                        Re: Monies to be held in Escrow
                        -------------------------------

1. We refer to (i) the Stock Purchase Agreement dated 31/st/ January entered into between Sunbase Asia, Inc ("SAI"), Samuel T. Mok, an investment group led by William McKay (the "Buyer") and Smith Acquisition Company Inc ("SPC") in connection with the sale and purchase of shares of capital stock of SPC (the "Sale"); and (ii) the Supplemental Agreement dated 1/st/ March, 2000 entered into between SAI, ourselves and certain other parties in connection with certain supplemental arrangements relating to repayments prescribed in a Settlement Agreement dated 16/th/ October, 1998.

2. For the purpose of facilitating completion of the Sale, we enclose a duly executed release (the "Release"), to be dated the day as mentioned in paragraph 4 below, in relation to the release of SPC from its obligations under the Guarantee dated 16th October, 1998.

3. You are instructed to hold the Release in escrow pending the transfer by you (solely from the proceeds of the Closing (as "Closing" is referred to and defined in the said Stock Purchase Agreement)) of the following respective amounts by telegraphic transfer into the following bank accounts:-

     The HSBC Private Equity Fund, L.P.
     ----------------------------------

     --------------------------------------------------------------------------
     Bank:                    HSBC Bank USA, New York
                              140 Broadway
                              New York NY10015
                              U.S.A.
                              SWIFT: MRMD US 33
     --------------------------------------------------------------------------
     Account name:            HSBC International Trustee Limited a/c HPEF
                              (General)
     --------------------------------------------------------------------------
     Account no:              000-05073-3
     --------------------------------------------------------------------------
     Amount:                  US$1,356,522
     --------------------------------------------------------------------------

     Wardley China Investment Trust
     ------------------------------

     --------------------------------------------------------------------------
     Bank:                       Brown Brothers Harriman and Co., New York
     --------------------------------------------------------------------------
     Account name:               Royal Trust Corporation of Canada, London
     --------------------------------------------------------------------------
     Account no:                 7027436
     --------------------------------------------------------------------------
     SWIFT CODE:                 BBHCUS33
     --------------------------------------------------------------------------
     For further credit to:      Wardley China Investment Trust
     --------------------------------------------------------------------------
     Account no:                 877653
     --------------------------------------------------------------------------
     Amount:                     US$452,174
     --------------------------------------------------------------------------


     MC Private Equity Partners Asia
     -------------------------------

     --------------------------------------------------------------------------
     Bank:                       Bangkok Bank Public Company Ltd Singapore
     --------------------------------------------------------------------------
                                 180 Cecil Street, Singapore 069546
     --------------------------------------------------------------------------
     Account no:                 0700-388629-412
     --------------------------------------------------------------------------
     Account holder              MC Private Equity Partners Asia
     --------------------------------------------------------------------------
     Currency Type               US$ ACU Call
     --------------------------------------------------------------------------
     PIC of Bank                 Ms Sumalee (Tel: 65-229-7429)
     --------------------------------------------------------------------------
     Amount:                     US$452,174
     --------------------------------------------------------------------------


     Chine Investissement 2000
     -------------------------

     --------------------------------------------------------------------------
     Bank:                       Bank of America New York
     --------------------------------------------------------------------------
     SWIFT:                      BWORFRPP
     --------------------------------------------------------------------------
     Account name:               Banque Worms, Paris
     --------------------------------------------------------------------------
     For further credit to:      Chine Investissement 2000
     --------------------------------------------------------------------------
     Account no.:                0356631361P
     --------------------------------------------------------------------------
     IBAN Code:                  FR60-3099-8000-0303-5663-1361-P76
     --------------------------------------------------------------------------
     Amount:                     US$339,130
     --------------------------------------------------------------------------

4. Upon our receipt of the respective amounts and in the manner set out in paragraph 3 which should not be later than 15/th/ April, 2000 and subject to paragraph 5 below, we shall promptly notify you in writing and you may release and deliver the Release to the Buyer and insert as the date of the Release (which you are hereby authorised to do on our behalf) the day on which the Release is so released and delivered to the Buyer. Save as aforesaid, you shall not release or otherwise deal with the Release.

5. If we do not receive the sum and in the manner set out in paragraphs 3 on or before 15/th/ April, 2000, we shall have the right by written notice to you to demand the prompt return of the Release to us, whereupon you are obliged to return the Release by courier to Glory Mansion Limited (on behalf of itself and the rest of us), care of HSBC Private Equity (Asia) Limited at Level 17, 1 Queen's Road Central, Hong Kong. If the Release is not released pursuant to this letter by April 30, 2000, you have the option of returning the Release to us (by returning it to Glory Mansion Limited in the manner aforementioned), and upon such return of the Release the obligations of you arising from this letter shall cease and terminate.

6. You need to have no regard to the sufficiency, accuracy or genuineness of any notice or confirmation received by you in your capacity as escrow agent hereunder of any incapacity and limitation upon the powers of any person signing and issuing such notice or confirmation which appears on its face to be in order and may assume such notice or confirmation which appears on its face to be in order is correct and properly made.

7. This letter shall be governed by and construed in accordance with the laws of The Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong"). All disputes in connection with this letter shall be subject to the non-exclusive jurisdiction of the courts of Hong Kong.

8. This letter shall not be amended or varied except by written notification duly executed by all parties hereto.

9. By signing and acknowledging the terms of this letter, you irrevocably agree to strictly abide by and adhere to the provisions of this letter.

10.  Please countersign below to acknowledge your agreement to the above.


                               Yours faithfully,




/s/ Tien-yo Chao                                /s/ Tien-yo Chao
------------------------------------            ---------------------------------
Tien-yo Chao                                    Tien-yo Chao
Duly authorised attorney                        Duly authorised attorney
for and on behalf                               for and on behalf
of Glory Mansion Limited                        of Wardley China Investment Trust



/s/ Yasushi Okahisa                             /s/ Tien-yo Chao
------------------------------------            ----------------------------------------
Mr. Yasushi Okahisa                             Tien-yo Chao
for and on behalf                               Duly authorised attorney
of MC Private Equity Partners                   for and on behalf
Asia Limited                                    of Chine Investissement 2000

We hereby acknowledge and
agree to the above terms.



/s/ Nikelars F. Schalbame
-------------------------------
For and on behalf of
Jenkens & Gilchrist

Date:

                                  ANNEXURE 2
                                  ----------

                              FORM OF THE CONSENT
                              -------------------

                                    CONSENT
                                    -------


THIS CONSENT (the "Consent") dated as of 1/st/ March, 2000 is delivered pursuant
                   -------
to that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated
                                               ------------------------
January 31, 2000, by and among SMITH ACQUISITION COMPANY D/B/A SOUTHWEST PRODUCTS COMPANY, INC., (the "Company"), SAMUEL T. MOK, as voting trustee,
                              -------
SUNBASE ASIA, INC., and WILLIAM MCKAY ("Buyer"), as such agreement may be
                                        -----
amended.

     Subject to (i) the Supplemental Agreement dated 1st March, 2000 entered into among, inter alia, China Bearing Holdings Limited and several other parties
            ----------
with respect to certain supplemental repayment arrangements and (ii) our receipt of an aggregate sum of U.S. Two Million Six Hundred Thousand Dollars (U.S. $2,600,000) pursuant to an escrow letter signed between ourselves and Jenkens & Gilchrist in connection with the above matter, the signatories hereto consent to the sale of the Company to the Buyer, for a purchase price of not less than U.S. Three Million Five Hundred Thousand Dollars (U.S. $3,500,000).

     IN WITNESS WHEREOF, this Consent has been duly executed under seal by the parties hereto effective as of the date first above written.


                                             GLORY MANSION LIMITED


                                             /s/ Tien-yo Chao
                                             ---------------------------------
                                             By: Tien-yo Chao
                                                 Duly authorised attorney
                                                 for an on behalf of
                                                 GLORY MANSION LIMITED




                                             WARDLEY CHINA INVESTMENT TRUST


                                             /s/ Tien-yo Chao
                                             ----------------------------------
                                             By: Tien-yo Chao
                                                 Duly authorised attorney
                                                 for an on behalf of
                                                 WARDLEY CHINA INVESTMENT TRUST

                                        MC PRIVATE EQUITY PARTNERS ASIA LIMITED


                                        /s/ Yasushi Okahisa
                                        ---------------------------------------
                                        By: Mr. Yasushi Okahisa
                                            Duly authorised
                                            for an on behalf of
                                            MC PRIVATE EQUITY PARTNERS ASIA
                                            LIMITED



                                        CHINE INVESTISSEMENT 2000


                                        /s/ Tien-yo Chao
                                        ---------------------------------------
                                        By: Tien-yo Chao
                                            Duly authorised attorney
                                            for an on behalf of
                                            CHINE INVESTISSEMENT 2000